UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2022

DEXCOM, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 25, 2022, the Board of Directors (the “Board”) of DexCom, Inc. (the “Company”) promoted Jacob S. Leach to Executive Vice President, Chief Operating Officer, effective August 25, 2022. There are no arrangements between Mr. Leach and any other person pursuant to which he was selected to become the Executive Vice President, Chief Operating Officer of the Company. Mr. Leach does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Mr. Leach nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Prior to the effective date of his promotion, Mr. Leach, age 44, served as the Company’s Executive Vice President, Chief Technology Officer since October 2018. Prior to that, he served as the Company’s Senior Vice President of Research and Development from January 2015 to October 2018, as the Company’s Vice President of Research and Development from January 2011 to January 2015, and as the Company’s Senior Director of Research and Development from February 2010 to January 2011. Prior to that, Mr. Leach served in various positions at the Company from March 2004 to February 2010. From 1996 to 2004, Mr. Leach held positions in research and development at MiniMed, and subsequently Medtronic Diabetes, focusing on the development of glucose sensing systems. Mr. Leach holds a Bachelor of Science degree in Electrical Engineering with a minor in Biomedical Engineering from the University of California, Los Angeles.

In connection with this promotion, Mr. Leach received a raise to an annual base salary of $600,300 and will be eligible to receive an annual cash performance bonus. The target amount for Mr. Leach’s annual cash performance bonus will be equal to 75% of his annual base salary, with the actual bonus amount to be determined by the compensation committee of the Board. In addition, Mr. Leach remains eligible to participate in the employee benefit plans that the Company offers its other employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME M. SYLVAIN Jereme M. Sylvain Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	August 31, 2022